OTHER FINANCIAL ITEMS (Tables)	12 Months Ended
Dec. 31, 2011
Other Income and Expenses [Abstract]
Other Financial Items
Other financial items comprise the following items:

	Year ended December 31
(in thousands of $)	2011	2010	2009
Net (decrease)/increase in mark-to-market valuation of non-designated derivatives	(3,628)	(14,682)	14,565
Net decrease in mark-to-market valuation of designated derivatives	(780)	(51)	(1,890)
Other items	(2,632)	(1,475)	(1,625)
Total other financial items	(7,040)	(16,208)	11,050